                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 30, 1997

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


      New Jersey                     33-85234                      22-2665282
--------------------------------------------------------------------------------
(State or other juris-             (Commission                   (IRS Employer
diction of incorporation)          File Number)                  Identification
                                                                    Number)


7000 Boulevard East, Guttenberg, New Jersey                           07093
--------------------------------------------------------------------------------
(Address of principal executive office)                             (Zip Code)


Registrant's telephone number including area code- (201) 854-7777


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 2. Acquisition or Disposition of Assets.

      On September 30, 1997, KTI, Inc., a New Jersey corporation (the Company or the Registrant) purchased a 49.5% limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership ("PERC") from The Prudential Insurance Company of America ("Prudential") for approximately $11.7 million in cash. In addition the Company assumed certain liabilities of Prudential by the payment of cash in the amount of $200,000 to Prudential and the issuance of Letters of Credit to Morgan Guaranty Trust Company of New York ("Morgan Guaranty") for approximately $3.9 million, replacing obligations of Prudential to Morgan Guaranty. At the same time, the Company purchased an option for $300,000 to buy the remaining 15.2% interest of Prudential in PERC for a price of $2.1 million. The option to purchase Prudential's remaining limited partnership interest terminates on October 31, 1998.

      With this purchase, the Company's interest in PERC has increased to 56.5%. Prudential owns a 15.2% limited partnership interest. A subsidiary of Pacificorp holds the remaining 28.3% interest in PERC, 3% as a general partner and 25.3% as a limited partner.

      PERC is located in Orrington, Maine and owns a 25 megawatt waste to energy power generating plant. Power is produced by processing approximately 250,000 tons of municipal solid waste received from 230 communities in Maine. The power is sold to Bangor Hydro-Electric Company under a long term power supply contract. PERC had $30.3 million of revenue and $6.1 million of net income in 1996. For the six months ended on June 30, 1997, PERC had revenue of $15.1 million and net income of $3.4 million.

Item 5. Other Events.

      In early October 1997, WEXFORD KTI LLC converted all of its $5 million principal amount Convertible Subordinated Promissory Note dated as of October 23, 1996 into 618,609 shares of the Company's common stock.

Item 6. Resignation of Registrant's Director.

      Kenneth A. Rubin, an Officer of WEXFORD KTI LLC, resigned as a director of the Company. No disagreement exists, to the knowledge of the Company, between Mr. Rubin and the Company as to the Company's operations, policies or practices.

      Item 7. Financial Statements and Exhibits

      (a) Financial Statements of the business acquired.

      The audited balance sheet of Penobscot Energy Recovery Company, Limited Partnership, as of December 31, 1996 and 1995 and the related statements of income, changes in partners' capital and cash flow for each of the three years in the period ended December 31, 1996 were included in the Registrant's Form 10-K for the fiscal year ended December 31, 1996.

      (b) Pro Forma Financial information.

It is impractical to provide the required pro forma financial information at this time. The results of the Registrant's investment in Penobscot Energy Recovery Company, Limited Partnership have previously been reported on an equity basis. The required consolidated financial information will be reported in the Form 10-Q for the period ended September 30, 1997.

      (c) Exhibits.

      Exhibit Number    Description
      --------------    -----------

      4.1 PURCHASE AND OPTION AGREEMENT by and between PERC Management Company Limited Partnership and The Prudential Insurance Company of America dated September 30, 1997. The exhibits to the PURCHASE AND OPTION AGREEMENT do not contain information which is material to an investment decision.

      4.2 SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP dated as of September 29, 1997.

      4.3 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Penobscot Energy Recovery Company, Limited Partnership.

      4.4 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Penobscot Energy Recovery Company, Limited Partnership.

      4.5 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Orrington Waste Ltd., Limited Partnership.

      4.6 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Orrington Waste Ltd., Limited Partnership.

      4.7               News release dated October 1, 1997.

      4.8               Letter of Kenneth A. Rubin dated September 22, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          KTI, Inc.
                                          (the Registrant)



Dated: October 15, 1997                    By: /s/ Martin J. Sergi
                                              -----------------------------
                                          Name: Martin J. Sergi
                                          Title: President

                                EXHIBIT INDEX

      Exhibit Number    Description
      --------------    -----------

      4.1 PURCHASE AND OPTION AGREEMENT by and between PERC Management Company Limited Partnership and The Prudential Insurance Company of America dated September 30, 1997. The exhibits to the PURCHASE AND OPTION AGREEMENT do not contain information which is material to an investment decision.

      4.2 SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP dated as of September 29, 1997.

      4.3 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Penobscot Energy Recovery Company, Limited Partnership.

      4.4 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Penobscot Energy Recovery Company, Limited Partnership.

      4.5 ASSIGNMENT AND ASSUMPTION AGREEMENT between The Prudential Insurance Company of America and PERC Management Company Limited Partnership dated as of September 29, 1997 re Orrington Waste Ltd., Limited Partnership.

      4.6 AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT AND RELEASE OF ASSIGNMENT DATED as of September 29, 1997 to the Reimbursement Agreement dated as of May 28, 1991 of Penobscot Energy Recovery Company, Limited Partnership in favor of Morgan Guaranty Trust Company of New York re Orrington Waste Ltd., Limited Partnership.

      4.7               News release dated October 1, 1997.

      4.8               Letter of Kenneth A. Rubin dated September 22, 1997.